EMPOWER FUNDS, INC.
Empower Large Cap Growth Fund
Institutional Class Ticker: MXGSX
Investor Class Ticker: MXLGX
(the “Fund”)
Supplement dated April 1, 2025 to the Prospectus and Summary Prospectus for the Fund, each dated April 30, 2024, as supplemented, and Statement of Additional Information (“SAI”) for the Fund, dated December 11, 2024, as supplemented
Amundi Asset Management US, Inc. (“Amundi US”) and J.P. Morgan Investment Management Inc. (“JPMorgan”), the Fund’s sub-advisers, are responsible for managing their respective portions of the Fund’s investment portfolio, including the investment and reinvestment of the Fund’s assets and making decisions to buy, sell or hold any particular security. On March 31, 2025, Amundi US was acquired by Victory Capital Holdings, Inc. At a meeting held on December 10-11, 2024, the Board of Directors of Empower Funds, Inc. (“Empower Funds”), including a majority of its directors who are not “interested persons” of Empower Funds (as that term is defined by the Investment Company Act of 1940, as amended) approved a new sub-advisory agreement with Victory Capital Management, Inc. (“Victory Capital”), a subsidiary of Victory Capital Holdings, Inc., to be effective on April 1, 2025 (the “Effective Date”). The current portfolio management team from Amundi US will become employees of Victory Capital and continue to be responsible for the investment and reinvestment of the assets for the portion of the Fund sub-advised by Victory Capital.
On the Effective Date, the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:
All references to “Amundi Asset Management US, Inc.” or “Amundi US” in the Prospectus and Summary Prospectus are hereby removed and replaced with “Victory Capital Management, Inc.” or “Victory Capital.”
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, the “Portfolio Managers” section is hereby deleted in its entirety and replaced with the following:
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
JPMorgan
Giri Devulapally, CFA	Managing Director	2013
Larry H. Lee	Managing Director	2020
Holly Morris	Managing Director	2020
Joseph Wilson	Managing Director	2020
Robert Maloney	Executive Director	2023
Victory Capital
Andrew Acheson	Managing Director, Director of Growth, U.S.	2013
Yves Raymond	Senior Vice President	2021
David Chamberlain	Senior Vice President	2021
Under the “Management and Organization” header of the Prospectus, the paragraph discussing Amundi US in the “Sub-Advisers” section is hereby deleted and replaced with the following:
Victory Capital, a New York corporation with its principal business address at 15935 La Cantera Parkway, San Antonio, TX 78256, is registered as an investment adviser pursuant to the Advisers Act. Victory Capital is a wholly-owned subsidiary of Victory Capital Operating, LLC, which is a wholly-owned subsidiary of VCH Holdings, LLC, which is a wholly-owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation. Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Pioneer Investments is the investment franchise responsible for managing a portion of the Fund.
•Andrew Acheson, Managing Director, Director of Growth, U.S. at Pioneer Investments, has served as portfolio manager of the Fund since 2013 and joined Victory Capital in 2025 following the integration of Amundi Asset Management US, Inc. (“Amundi US”) into Victory Capital. He joined Amundi US in 1999.
•Yves Raymond, Senior Vice President at Pioneer Investments, has served as portfolio manager of the Fund since 2021 and joined Victory Capital in 2025 following the integration of Amundi US into Victory Capital. He joined Amundi US in 1999.
•David Chamberlain, Senior Vice President at Pioneer Investments, has served as portfolio manager of the Fund since 2021 and joined Victory Capital in 2025 following the integration of Amundi US into Victory Capital. He joined Amundi US in 2018.
Under the “Portfolio Managers” header of the SAI, the “Amundi Asset Management US, Inc.” section is hereby deleted in its entirety; under the same header of the SAI, immediately preceding “Virtus Fixed Income Advisers, LLC,” a new section is being added:
VICTORY CAPITAL MANAGEMENT, INC.
Victory Capital Management Inc. (“Victory Capital”) serves as a Sub-Adviser to the Empower Large Cap Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Victory Capital dated April 1, 2025. Victory Capital, a New York corporation with its principal business address at 15935 La Cantera Parkway, San Antonio, TX 78256, is registered as an investment adviser pursuant to the Advisers Act. Victory Capital is a wholly-owned subsidiary of Victory Capital Operating, LLC, which is a wholly-owned subsidiary of VCH Holdings, LLC, which is a wholly-owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation. Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.
ECM is responsible for compensating Victory Capital, which receives monthly compensation for its services at the annual rate of 0.30% of the average daily net asset value on the first $500 million of assets, 0.24% on the next $500 million of assets and 0.225% on all assets over $1 billion on the portion of the Fund Victory Capital manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2024.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Acheson	1	$7,463	4	$5,266	50	$7,197	0	$0	1	$3,679	0	$0
Yves Raymond	1	$7,463	4	$5,266	50	$7,197	0	$0	1	$3,679	0	$0
David Chamberlain	1	$7,463	4	$5,266	49	$6,874	0	$0	1	$3,679	0	$0
Material Conflicts of Interest Policy
Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Fund, Victory Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Fund and another account, also may raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a code of ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated chief compliance officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.
Compensation
Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.
Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark. Each of the investment franchises employed by Victory Capital may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or client accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of April 1, 2025.
This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus for the Fund, each dated April 30, 2024, as supplemented, and SAI for the Fund, dated December 11, 2024, as supplemented.
Please keep this Supplement for future reference.